Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT EACH PERSON WHOSE SIGNATURE APPEARS BELOW CONSTITUTES AND APPOINTS JONG S. WHANG AND BRADLEY C. ANDERSON, AND EACH OF THEM, HIS TRUE AND LAWFUL ATTORNEYS-IN-FACT AND AGENTS, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION, FOR HIM AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, IN CONNECTION WITH THE REGISTRANT’S REGISTRATION STATEMENT ON FORM S-1 UNDER THE SECURITIES ACT OF 1933, INCLUDING TO SIGN THE REGISTRATION STATEMENT IN THE NAME AND ON BEHALF OF THE UNDERSIGNED AS A DIRECTOR OR OFFICER OF THE REGISTRANT, AND ANY AND ALL AMENDMENTS OR SUPPLEMENTS TO THE REGISTRATION STATEMENT, INCLUDING ANY AND ALL STICKERS AND POST-EFFECTIVE AMENDMENTS TO THE REGISTRATION STATEMENT AND TO SIGN ANY AND ALL ADDITIONAL REGISTRATION STATEMENTS RELATING TO THE SAME OFFERING OF SECURITIES AS THOSE THAT ARE COVERED BY THE REGISTRATION STATEMENT THAT ARE FILED PURSUANT TO RULE 462(B) UNDER THE SECURITIES ACT OF 1933, AND TO FILE THE SAME, WITH ALL EXHIBITS THERETO, AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION AND ANY APPLICABLE SECURITIES EXCHANGE OR SECURITIES SELF-REGULATORY BODY, GRANTING UNTO SAID ATTORNEYS-IN-FACT AND AGENTS, AND EACH OF THEM, FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES, AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS, OR HIS SUBSTITUTES OR SUBSTITUTE, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

SIGNATURE	TITLE	DATE

/s/ Jong S. Whang	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)	December 20, 2006

Jong S. Whang

/s/ Bradley C. Anderson	Vice President – Finance and Chief Financial Officer (Principal Financial Officer)	December 20, 2006

Bradley C. Anderson

/s/ Robert T. Hass	Chief Accounting Officer (Principal Accounting Officer)	December 20, 2006

Robert T. Hass

/s/ Lawrence D. Firestone	Director	December 20, 2006

Lawrence D. Firestone

/s/ Robert F. King	Director	December 20, 2006

Robert F. King